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      RESERVE PRIVATE EQUITY SERIES - RESERVE INTERNATIONAL SMALL-CAP FUND

                         SUPPLEMENT DATED JULY 25, 2000
    TO THE RESERVE PRIVATE EQUITY SERIES STATEMENT OF ADDITIONAL INFORMATION
                               DATED JULY 3, 2000
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                             MANAGEMENT OF THE TRUST

The paragraph that appears on page 9 of the Statement of Additional Information describing the fee structure paid to the not "Interested Trustees" contained a typographical error and should read as follows:


     As of June 1, 2000, the members of the Board of Trustees who are not "Interested Trustees" will be paid a stipend of $3,500 for each joint Board meeting they attend in person, a stipend of $1,000 for each joint telephonic meeting they participate in, and an annual fee of $24,000 for service to all of the trusts in the complex.